Supplement dated April 3, 2023 to the Prospectus, Summary Prospectus, and Statement of Additional Information of AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund (each, a “Fund,” together, the “Funds”), each dated May 1, 2022, as may be revised or supplemented from time to time.

Effective April 1, 2023 (the “Effective Date”), Virtus Partners, Inc. (“Virtus”) completed the acquisition of AlphaSimplex Group, LLC (“AlphaSimplex”), the investment adviser to the Funds, from Natixis ASG Holdings, Inc. (the “Acquisition”). The completion of the Acquisition resulted in a change in control of AlphaSimplex, which resulted in an assignment and automatic termination of the investment advisory agreements between Natixis Funds Trust II (the “Trust”), on behalf of each Fund, and AlphaSimplex (the “Prior Advisory Agreements”).

In anticipation of the Acquisition, and to provide for continuity of management, on December 6, 2022, the Board of Trustees of the Trust approved interim advisory agreements (each an “Interim Advisory Agreement”) between AlphaSimplex and the Trust, on behalf of each Fund. The Interim Advisory Agreements took effect upon the closing of the Acquisition. The Interim Advisory Agreements will continue in effect until the earlier of (i) August 28, 2023, and (ii) the closing of the reorganizations of the Funds into corresponding series of the Virtus Alternative Solutions Trust (the “Fund Reorganizations”), which are expected to occur on or about May 20, 2023. The Interim Advisory Agreements are substantively identical to the Prior Advisory Agreements except to the extent necessary to comply with Rule 15a-4 under the Investment Company Act of 1940, as amended.

Effective immediately, the first paragraph under the subheading “Advisers” within the subsection “Meets the Funds’ Investment Advisers and Subadviser” within the section entitled “Management Team” of the Funds’ Prospectus is amended to include the following:

AlphaSimplex Group, LLC is a limited liability company owned by Virtus Partners, Inc. a subsidiary of Virtus Investment Partners, Inc.

Effective immediately, the first sentence under the subsection “Information About the Organization and Ownership of the Advisers and Subadviser” within the section entitled “Investment Advisory and Other Services” of the Funds’ Statement of Additional Information is amended and restated as follows:

AlphaSimplex Group, LLC is a limited liability company owned by Virtus Partners, Inc. a subsidiary of Virtus Investment Partners, Inc.

Effective immediately, the “Advisory and Subadvisory Agreements” subsection within the section entitled “Investment Advisory and Other Services” of the Funds’ Statement of Additional Information is amended to include the following:

AlphaSimplex Group, LLC (“AlphaSimplex”) acts as the investment adviser to each Fund pursuant to interim investment advisory agreements that comply with the requirements of Rule 15a-4 under the Investment Company Act of 1940. The interim investment advisory agreements contain the same terms and conditions as the previous investment advisory agreements, except to the extent necessary to comply with Rule 15a-4, and will be in effect until the earlier of August 28, 2023 or the completion of the reorganization of AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund with and into Virtus AlphaSimplex Global Alternatives Fund and Virtus AlphaSimplex Managed Futures Strategy Fund, respectively.